Exhibit 99.1

MALACHITE INNOVATIONS REPORTS SECOND QUARTER 2023 RESULTS

CLEVELAND, OHIO – (August 1, 2023) – MALACHITE INNOVATIONS, INC. (OTC Mkts: MLCT) (“Malachite”), a public company focused on improving the health and wellness of people and the planet, reported its results for the quarter ended June 30, 2023.

Malachite’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 was filed with the Securities and Exchange Commission on August 1, 2023 and is available for viewing at https://malachiteinnovations.com/investors/. Since the information provided in this press release is limited to selected financial and operational information, investors and interested parties are encouraged to read Malachite’s full Form 10-Q available on its website.

Michael Cavanaugh, Malachite’s CEO, commented, “I am proud to report that the Company has earned positive net income from ordinary course operations for the very first time in its more than 11-year history as a public company.” Cavanaugh continued, “Additionally, with our 2Q 2023 results, Malachite has now posted its fourth consecutive quarter of record sales and has generated positive Adjusted EBITDA of $1,259,642 during the 12-month period ended 2Q 2023, which shatters the prior record of positive Adjusted EBITDA of $412,437 earned during the 12-month period ended 1Q 2023. Although we believe that these early results validate our impact investing strategy and evince our ability to execute our shareholder value creation plan, our current size and financial performance represents only a small fraction of our ultimate vision for the Company. Therefore, our entire team remains focused and determined to work every day to create a truly unique business that helps people and communities, improves the environment, and financially rewards our shareholders.”

Second Quarter 2023 Financial Highlights

●	Revenue | $3,998,267 in 2Q 2023 versus $639,359 in 2Q 2022, an increase of $3,358,908, and $11,206,073 in the last 12-month (“LTM”) period ending June 30, 2023 versus $639,359 in the LTM period ending June 30, 2022, an increase of $10,566,714.

●	Gross Profit | $845,101 in 2Q 2023 versus $64,952 in 2Q 2022, an increase of $780,149, and $2,822,403 in the LTM period ending June 30, 2023 versus $64,952 in the LTM period ending June 30, 2022, an increase of $2,757,451.

●	Operating Income (Loss) | $101,759 in 2Q 2023 versus ($423,197) in 2Q 2022, an improvement of $524,956, and ($315,029) in the LTM period ending June 30, 2023 versus ($1,967,318) in the LTM period ending June 30, 2022, an improvement of $1,652,289.

●	Net Income (Loss) | $36,762 in 2Q 2023 versus ($443,186) in 2Q 2022, an improvement of $479,948, and ($371,114) in the LTM period ending June 30, 2023 versus ($1,991,894) in the LTM period ending June 30, 2022, an improvement of $1,620,780.

●	Adjusted EBITDA | $479,405 in 2Q 2023 versus ($367,805) in 2Q 2022, an improvement of $847,210, and $1,259,642 in the LTM period ending June 30, 2023 versus ($1,660,765) in the LTM period ending June 30, 2022, an improvement of $2,920,407.

●	Cash Flow from Operations | ($1,074,195) in 2Q 2023 versus ($450,887) in 2Q 2022, a decline of ($623,308), and ($157,109) in the LTM period ending June 30, 2023 versus ($1,648,111) in the LTM period ending June 30, 2022, an improvement of $1,491,002.

Second Quarter 2023 Consolidated Financial Highlights

	2Q 2023	2Q 2022	2Q 2023 LTM	2Q 2022 LTM

Revenue	$3,998,267	$639,359	$11,206,073	$639,359
Cost of Goods Sold	3,153,166	574,407	8,383,670	574,407
Gross Profit	845,101	64,952	2,822,403	64,952
Operating Expenses	743,342	488,149	3,137,432	2,032,270
Operating Income (Loss)	101,759	(423,197)	(315,029)	(1,967,318)
Other Income	(64,997)	(19,989)	(56,085)	(24,576)
Net Income (Loss)	36,762	(443,186)	(371,114)	(1,991,894)
Non-Cash Expenses	377,646	55,392	1,465,241	306,837
Working Capital Changes	(1,488,603)	(63,093)	(1,251,236)	36,946
Cash Flow from Operations	$(1,074,195)	$(450,887)	$(157,109)	$(1,648,111)

Gross Profit Margin %	21.1%	10.2%	25.2%	10.2%
Operating Profit Margin %	2.5%	-66.2%	-2.8%	-307.7%
Net Income Margin %	0.9%	-69.3%	-3.3%	-311.5%
Cash Flow from Operations Margin %	-26.9%	-70.5%	-1.4%	-257.8%

Second Quarter 2023 Segmented Financial Highlights

	2Q 2023	2Q 2022	2Q 2023 LTM	2Q 2022 LTM

Revenue
Environmental	$3,882,492	$639,359	$11,063,898	$639,359
Biochar	–	–	–	–
Mitigation Banking	–	–	–	–
Security	115,775	–	142,175	–
Drug Development	–	–	–	–
Corporate	–	–	–	–
Total Revenue	$3,998,267	$639,359	$11,206,073	$639,359

Gross Profit
Environmental	$789,687	$64,952	$2,756,566	$64,952
Biochar	–	–	–	–
Mitigation Banking	–	–	–	–
Security	55,414	–	65,837	–
Drug Development	–	–	–	–
Corporate	–	–	–	–
Total Gross Profit	$845,101	$64,952	$2,822,403	$64,952

Net Income (Loss)
Environmental	$433,922	$(39,429)	$1,497,180	$(77,630)
Biochar	(19,116)	–	(38,280)	–
Mitigation Banking	–	–	–	–
Security	37,550	–	20,445	–
Drug Development	(107,444)	(107,823)	(450,871)	(434,666)
Corporate	(308,150)	(295,934)	(1,399,588)	(1,479,598)
Total Net Income (Loss)	$36,762	$(443,186)	$(371,114)	$(1,991,894)

Adjusted EBITDA
Environmental	$835,392	$26,986	$2,677,681	$(11,215)
Biochar	(18,690)	–	(37,854)	–
Mitigation Banking	–	–	–	–
Security	40,665	–	24,988	–
Drug Development	(107,444)	(107,823)	(450,871)	(434,666)
Corporate	(270,518)	(286,968)	(954,302)	(1,214,884)
Total Adjusted EBITDA	$479,405	$(367,805)	$1,259,642	$(1,660,765)

Second Quarter 2023 Reconciliation of Net Income (Loss) to Adjusted EBITDA

	2Q 2023	2Q 2022	2Q 2023 LTM	2Q 2022 LTM

Net Income (Loss)
Environmental	$433,922	$(39,429)	$1,497,180	$(77,630)
Biochar	(19,116)	–	(38,280)	–
Mitigation Banking	–	–	–	–
Security	37,550	–	20,445	–
Drug Development	(107,444)	(107,823)	(450,871)	(434,666)
Corporate	(308,150)	(295,934)	(1,399,588)	(1,479,598)
Total Net Income (Loss)	$36,762	$(443,186)	$(371,114)	$(1,991,894)

Interest
Environmental	$63,061	$11,023	$149,185	$11,023
Biochar	–	–	–	–
Mitigation Banking	–	–	–	–
Security	224	–	224	–
Drug Development	–	–	–	–
Corporate	1,712	8,966	16,106	13,269
Total Interest	$64,997	$19,989	$165,515	$24,292

Taxes
Environmental	$–	$–	$–	$–
Biochar	–	–	–	–
Mitigation Banking	–	–	–	–
Security	–	–	–	–
Drug Development	–	–	–	–
Corporate	–	–	–	–
Total Taxes	$–	$–	$–	$–

Depreciation
Environmental	$338,409	$55,392	$1,031,316	$55,392
Biochar	426	–	426	–
Mitigation Banking	–	–	–	–
Security	2,891	–	4,319	–
Drug Development	–	–	–	–
Corporate	–	–	–	–
Total Depreciation	$341,726	$55,392	$1,036,061	$55,392

Non-Cash Charges

Environmental	$–	$–	$–	$–
Biochar	–	–	–	–
Mitigation Banking	–	–	–	–
Security	–	–	–	–
Drug Development	–	–	–	–
Corporate	35,920	–	429,180	251,445
Total Non-Cash Charges	$35,920	$–	$429,180	$251,445

Adjusted EBITDA
Environmental	$835,392	$26,986	$2,677,681	$(11,215)
Biochar	(18,690)	–	(37,854)	–
Mitigation Banking	–	–	–	–
Security	40,665	–	24,988	–
Drug Development	(107,444)	(107,823)	(450,871)	(434,666)
Corporate	(270,518)	(286,968)	(954,302)	(1,214,884)
Total Adjusted EBITDA	$479,405	$(367,805)	$1,259,642	$(1,660,765)

Non-GAAP Financial Information

In addition to our results under Generally Accepted Accounting Principles (“GAAP”), in this release we also present certain other supplemental measures of financial performance that are not required by or presented in accordance with GAAP, including Adjusted Earnings Before Interest Taxes Depreciation and Amortization (“Adjusted EBITDA”). We calculate Adjusted EBITDA as net income (loss) before interest expense, income tax expense, depreciation and amortization, and non-cash stock-based compensation expenses related to restricted stock grants and stock options issued to directors and employees and consultants. Adjusted EBITDA is one of the primary metrics used by management to evaluate our financial performance, analyze the effectiveness of our business strategies, and make budgeting and capital allocation decisions. However, this non-GAAP measure does have certain limitations and should not be considered as an alternative to net income (loss), earnings (loss) per share or any other performance measures derived in accordance with GAAP.

About Malachite Innovations, Inc.

Headquartered in Cleveland, Ohio, Malachite Innovations, Inc. is a public holding company dedicated to improving the health and wellness of people and the planet through a novel and innovative approach to impact investing. Malachite owns and operates a balanced portfolio of operating businesses focused on developing long-term solutions to environmental, social and health challenges, with a particular focus on economically disadvantaged communities. Malachite takes an opportunistic approach to impact investing by leveraging its competitive advantages and looking at solving old problems in new ways. Malachite seeks to thoughtfully allocate its capital into ventures that are expected to make a positive impact on the people-planet ecosystem and generate strong investment returns for its shareholders.

Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” as that term is defined in Section 27(a) of the Securities Act of 1933, as amended and Section 21(e) of the Securities Exchange Act of 1934, as amended. Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors that could cause actual outcomes and results to be materially different from those indicated in such statements. Such factors include, among others, the inherent uncertainties associated with new projects and development stage companies, timing of clinical trials and product development, business strategy and new lines of business. These forward-looking statements are made as of the date of this press release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that any beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our annual report on Form 10-K for the most recent fiscal year, our quarterly reports on Form 10-Q and other periodic reports filed from time-to-time with the Securities and Exchange Commission.

Malachite Innovations, Inc.

Investor Relations

P: +1 (216) 304-6556

E: ir@malachiteinnovations.com

W: www.malachiteinnovations.com